Cash and cash equivalents	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]
4.	Cash and cash equivalents

Cash and cash equivalents are as follows:

	December 31,
(In thousands of US$)	2012	2011

Cash and due from banks	6,718	12,814
Interest-bearing deposits in banks	700,312	830,670
Total	707,030	843,484
Less:
Interest-bearing deposits with original maturities of more than three months	-	30,000
Pledged deposits	14,519	23,994
	692,511	789,490

On December 31, 2012 and 2011, the New York Agency had a pledged deposit with a carrying value of $3.0 million with the New York State Banking Department, as required by law since March 1994. As of December 31, 2012 and 2011, the Bank had pledged deposits of $11.5 million and $21.0 million, respectively, to secure derivative financial instruments transactions and repurchase agreements.